                                                                  Exhibit No. 99

                            Global Structured Finance

                             BoAALT 2004-05 Group 1
                           30YR CB Non-Owner Occupied
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $198,287,787.05
Loan Count: 1,451
Cut-off Date: 2004-05-01
Avg. Loan Balance: $136,655.95
Avg. Orig. Balance: $136,792.07
W.A. FICO*: 740
W.A. Orig. LTV: 65.70%
W.A. Cut-Off LTV: 65.64%
W.A. Gross Coupon: 5.8971%
W.A. Net Coupon: 5.6416%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 358 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 7.41%
% over 100 COLTV: 0.00%
% with PMI: 7.41%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.80%
W.A. MI Adjusted LTV: 64.06%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.89%
% Conforming: 100.00%

* FICO not available for 13 loans, or 0.8% of the aggregate pool balance.
--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
*** 50,000                          2.36%
----------------------------------------
50,001 - 150,000                   40.78
----------------------------------------
150,001 - 250,000                  33.84
----------------------------------------
250,001 - 350,000                  16.89
----------------------------------------
350,001 - 450,000                   3.81
----------------------------------------
450,001 - 550,000                   1.69
----------------------------------------
550,001 - 650,000                   0.63
----------------------------------------
Total:                            100.00%
----------------------------------------

*** Denotes less than or equal to

Average: $136,792.07
Lowest: $16,000.00
Highest: $641,650.00
--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
***  50,000                         2.36%
----------------------------------------
50,001 - 150,000                   40.78
----------------------------------------
150,001 - 250,000                  33.84
----------------------------------------
250,001 - 350,000                  16.89
----------------------------------------
350,001 - 450,000                   3.81
----------------------------------------
450,001 - 550,000                   1.69
----------------------------------------
550,001 - 650,000                   0.63
----------------------------------------
Total:                            100.00%
----------------------------------------

*** Denotes less than or equal to

Average: $136,655.95
Lowest: $15,984.45
Highest: $640,964.03
--------------------------------------------------------------------------------

4.  Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
30 YR FIXED                        97.02%
----------------------------------------
25 YR FIXED                         2.71
----------------------------------------
28 YR FIXED                         0.22
----------------------------------------
21 YR FIXED                         0.05
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
4.626 - 4.750                       0.15%
----------------------------------------
5.001 - 5.125                       0.04
----------------------------------------
5.126 - 5.250                       1.48
----------------------------------------
5.251 - 5.375                       3.11
----------------------------------------
5.376 - 5.500                       5.57
----------------------------------------
5.501 - 5.625                       6.53
----------------------------------------
5.626 - 5.750                      13.31
----------------------------------------
5.751 - 5.875                      25.79
----------------------------------------
5.876 - 6.000                      19.78
----------------------------------------
6.001 - 6.125                      16.66
----------------------------------------
6.126 - 6.250                       4.96
----------------------------------------
6.251 - 6.375                       0.79
----------------------------------------
6.376 - 6.500                       1.12
----------------------------------------
6.501 - 6.625                       0.23
----------------------------------------
6.626 - 6.750                       0.27
----------------------------------------
6.751 - 6.875                       0.08
----------------------------------------
7.126 - 7.250                       0.06
----------------------------------------
7.251 - 7.375                       0.08
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.897
Lowest: 4.750
Highest: 7.375
--------------------------------------------------------------------------------

7.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           3.39%
----------------------------------------
750 - 799                          43.86
----------------------------------------
700 - 749                          33.25
----------------------------------------
650 - 699                          15.90
----------------------------------------
600 - 649                           2.81
----------------------------------------
N/A                                 0.78
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 740
Lowest: 604
Highest: 839

--------------------------------------------------------------------------------

8.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Cashout                  36.82%
----------------------------------------
Purchase                           33.42
----------------------------------------
Refinance-Rate/Term                29.76
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                52.31%
----------------------------------------
2-Family                           13.03
----------------------------------------
Condo                              12.69
----------------------------------------
4-Family                            8.34
----------------------------------------
PUD Detach                          6.07
----------------------------------------
3-Family                            4.37
----------------------------------------
PUD Attach                          2.36
----------------------------------------
Townhouse                           0.55
----------------------------------------
Condotel                            0.28
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------------------
Appraisal Method                 Percent
----------------------------------------
2055E                              11.63%
----------------------------------------
2055IE                             11.78
----------------------------------------
2065                                0.10
----------------------------------------
AVM                                17.43
----------------------------------------
FULL                               58.96
----------------------------------------
Tax Assessment                      0.09
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Reduced                            63.72%
----------------------------------------
Standard                           27.60
----------------------------------------
Stated                              5.88
----------------------------------------
All Ready Home                      1.34
----------------------------------------
Rapid                               0.79
----------------------------------------
No Ratio                            0.67
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Investor                           97.40%
----------------------------------------
Secondary                           2.60
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               92.59%
----------------------------------------
UGIC                                2.41
----------------------------------------
GEMIC                               1.27
----------------------------------------
RMIC                                1.26
----------------------------------------
PMIC                                1.21
----------------------------------------
RGIC                                1.03
----------------------------------------
TGIC                                0.22
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         45.20%
----------------------------------------
Florida                            12.96
----------------------------------------
Texas                               3.77
----------------------------------------
Virginia                            3.25
----------------------------------------
Massachusetts                       3.03
----------------------------------------
Other                              31.79
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                39.94%
----------------------------------------
Southern California                60.06
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
92683                               0.89%
----------------------------------------
90804                               0.52
----------------------------------------
90802                               0.47
----------------------------------------
94577                               0.45
----------------------------------------
92122                               0.44
----------------------------------------
Other                              97.23
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method
--------------------------------------------------------------------------------

19. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                  99.90%
----------------------------------------
1                                   0.10
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

22. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
252                                 0.05%
----------------------------------------
300                                 2.71
----------------------------------------
336                                 0.22
----------------------------------------
360                                97.02
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 358.3 months
Lowest: 252 months
Highest: 360 months
--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
241 - 288                           0.05%
----------------------------------------
295 - 300                           2.71
----------------------------------------
301 - 342                           0.22
----------------------------------------
349 - 354                           0.20
----------------------------------------
355 - 360                          96.81
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 357.5 months
Lowest: 252 months
Highest: 360 months
--------------------------------------------------------------------------------

24. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  31.78%
----------------------------------------
1 - 6                              68.22
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 6 months
--------------------------------------------------------------------------------

25. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
***  20.00                            0.87%
----------------------------------------
20.01 - 25.00                       1.36
----------------------------------------
25.01 - 30.00                       0.98
----------------------------------------
30.01 - 35.00                       2.77
----------------------------------------
35.01 - 40.00                       2.76
----------------------------------------
40.01 - 45.00                       4.11
----------------------------------------
45.01 - 50.00                       4.34
----------------------------------------
50.01 - 55.00                       5.97
----------------------------------------
55.01 - 60.00                       7.54
----------------------------------------
60.01 - 65.00                       8.17
----------------------------------------
65.01 - 70.00                      17.64
----------------------------------------
70.01 - 75.00                      13.04
----------------------------------------
75.01 - 80.00                      23.03
----------------------------------------
80.01 - 85.00                       0.66
----------------------------------------
85.01 - 90.00                       6.70
----------------------------------------
90.01 - 95.00                       0.05
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 65.70%
Lowest: 9.66%
Highest: 95.00%
--------------------------------------------------------------------------------

26. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
*** 20.00                           0.87%
----------------------------------------
20.01 - 25.00                       1.36
----------------------------------------
25.01 - 30.00                       0.98
----------------------------------------
30.01 - 35.00                       2.77
----------------------------------------
35.01 - 40.00                       2.83
----------------------------------------
40.01 - 45.00                       4.04
----------------------------------------
45.01 - 50.00                       4.34
----------------------------------------
50.01 - 55.00                       6.15
----------------------------------------
55.01 - 60.00                       7.44
----------------------------------------
60.01 - 65.00                       8.30
----------------------------------------
65.01 - 70.00                      17.57
----------------------------------------
70.01 - 75.00                      12.99
----------------------------------------
75.01 - 80.00                      22.94
----------------------------------------
80.01 - 85.00                       0.66
----------------------------------------
85.01 - 90.00                       6.70
----------------------------------------
90.01 - 95.00                       0.05
----------------------------------------
Total:                            100.00%
----------------------------------------

*** Denotes less than or equal to

W.A.: 65.64%
Lowest: 9.66%
Highest: 94.90%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-05 Group 2
                             30YR CB Owner Occupied
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $105,732,257.17
Loan Count: 672
Cut-off Date: 2004-05-01
Avg. Loan Balance: $157,339.67
Avg. Orig. Balance: $157,471.49
W.A. FICO*: 728
W.A. Orig. LTV: 81.10%
W.A. Cut-Off LTV: 81.04%
W.A. Gross Coupon: 5.9448%
W.A. Net Coupon: 5.6893%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 28.90%
% over 100 COLTV: 6.07%
% with PMI: 28.90%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 30.37%
W.A. MI Adjusted LTV: 72.49%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.71%
% Conforming: 100.00%

* FICO not available for 1 loans, or 0.1% of the aggregate pool balance.
--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
*** 50,000                          0.51%
----------------------------------------
50,001 - 150,000                   36.52
----------------------------------------
150,001 - 250,000                  37.76
----------------------------------------
250,001 - 350,000                  23.76
----------------------------------------
350,001 - 450,000                   1.45
----------------------------------------
Total:                            100.00%
----------------------------------------

*** Denotes less than or equal to

Average: $157,471.49
Lowest: $22,240.00
Highest: $413,000.00
--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
*** 50,000                          0.51%
----------------------------------------
50,001 - 150,000                   36.52
----------------------------------------
150,001 - 250,000                  37.76
----------------------------------------
250,001 - 350,000                  23.76
----------------------------------------
350,001 - 450,000                   1.45
----------------------------------------
Total:                            100.00%
----------------------------------------

*** Denotes less than or equal to

Average: $157,339.67
Lowest: $22,240.00
Highest: $412,578.92
--------------------------------------------------------------------------------

4.  Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
30 YR FIXED                        99.80%
----------------------------------------
25 YR FIXED                         0.20
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
4.626 - 4.750                       0.09%
----------------------------------------
5.251 - 5.375                       0.40
----------------------------------------
5.376 - 5.500                       0.98
----------------------------------------
5.501 - 5.625                       4.38
----------------------------------------
5.626 - 5.750                      13.04
----------------------------------------
5.751 - 5.875                      36.64
----------------------------------------
5.876 - 6.000                      24.50
----------------------------------------
6.001 - 6.125                       9.96
----------------------------------------
6.126 - 6.250                       5.64
----------------------------------------
6.251 - 6.375                       2.12
----------------------------------------
6.376 - 6.500                       1.05
----------------------------------------
6.501 - 6.625                       0.55
----------------------------------------
6.626 - 6.750                       0.65
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.945
Lowest: 4.750
Highest: 6.750
--------------------------------------------------------------------------------

7.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           2.48%
----------------------------------------
750 - 799                          25.79
----------------------------------------
700 - 749                          47.84
----------------------------------------
650 - 699                          22.77
----------------------------------------
600 - 649                           1.02
----------------------------------------
N/A                                 0.10
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 728
Lowest: 627
Highest: 818
--------------------------------------------------------------------------------

8.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Purchase                           66.24%
----------------------------------------
Refinance-Cashout                  19.88
----------------------------------------
Refinance-Rate/Term                13.89
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                69.32%
----------------------------------------
PUD Detach                         13.54
----------------------------------------
Condo                               8.71
----------------------------------------
2-Family                            4.69
----------------------------------------
PUD Attach                          2.41
----------------------------------------
4-Family                            0.62
----------------------------------------
3-Family                            0.37
----------------------------------------
Townhouse                           0.35
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------------------
Appraisal Method                 Percent
----------------------------------------
2055E                               3.45%
----------------------------------------
2055IE                              3.96
----------------------------------------
AVM                                 0.32
----------------------------------------
FULL                               92.27
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Standard                           48.20%
----------------------------------------
Stated                             40.40
----------------------------------------
No Ratio                           10.07
----------------------------------------
Reduced                             0.72
----------------------------------------
Rapid                               0.61
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                           100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               71.10%
----------------------------------------
UGIC                               18.94
----------------------------------------
RGIC                                3.01
----------------------------------------
PMIC                                2.46
----------------------------------------
RMIC                                2.42
----------------------------------------
GEMIC                               1.91
----------------------------------------
TGIC                                0.16
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         25.27%
----------------------------------------
Florida                            15.20
----------------------------------------
Texas                               6.13
----------------------------------------
Maryland                            4.24
----------------------------------------
Washington                          4.09
----------------------------------------
Other                              45.06
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                32.06%
----------------------------------------
Southern California                67.94
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
90255                               0.71%
----------------------------------------
90650                               0.63
----------------------------------------
91744                               0.58
----------------------------------------
91010                               0.53
----------------------------------------
95747                               0.52
----------------------------------------
Other                              97.03
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

22. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
300                                 0.20%
----------------------------------------
360                                99.80
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 359.9 months
Lowest: 300 months
Highest: 360 months
--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
295 - 300                           0.20%
----------------------------------------
349 - 354                           0.55
----------------------------------------
355 - 360                          99.25
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 359.2 months
Lowest: 299 months
Highest: 360 months
--------------------------------------------------------------------------------

24. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  30.80%
----------------------------------------
1 - 6                              69.03
----------------------------------------
7 - 12                              0.17
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 8 months
--------------------------------------------------------------------------------

25. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
30.01 - 35.00                       0.59%
----------------------------------------
35.01 - 40.00                       0.27
----------------------------------------
40.01 - 45.00                       0.66
----------------------------------------
45.01 - 50.00                       2.14
----------------------------------------
50.01 - 55.00                       1.27
----------------------------------------
55.01 - 60.00                       2.47
----------------------------------------
60.01 - 65.00                       2.38
----------------------------------------
65.01 - 70.00                       3.02
----------------------------------------
70.01 - 75.00                       6.89
----------------------------------------
75.01 - 80.00                      51.42
----------------------------------------
80.01 - 85.00                       1.52
----------------------------------------
85.01 - 90.00                       8.27
----------------------------------------
90.01 - 95.00                       0.58
----------------------------------------
95.01 - 100.00                     12.45
----------------------------------------
>= 100.01                           6.07
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 81.10%
Lowest: 31.66%
Highest: 103.00%
--------------------------------------------------------------------------------

26. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
30.01 - 35.00                       0.59%
----------------------------------------
35.01 - 40.00                       0.27
----------------------------------------
40.01 - 45.00                       0.66
----------------------------------------
45.01 - 50.00                       2.14
----------------------------------------
50.01 - 55.00                       1.27
----------------------------------------
55.01 - 60.00                       2.47
----------------------------------------
60.01 - 65.00                       2.38
----------------------------------------
65.01 - 70.00                       3.02
----------------------------------------
70.01 - 75.00                       6.89
----------------------------------------
75.01 - 80.00                      51.42
----------------------------------------
80.01 - 85.00                       1.52
----------------------------------------
85.01 - 90.00                       8.27
----------------------------------------
90.01 - 95.00                       0.58
----------------------------------------
95.01 - 100.00                     12.45
----------------------------------------
>= 100.01                           6.07
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 81.04%
Lowest: 31.63%
Highest: 103.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-05 Group 3
                                     30YR NC
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $57,212,358.93
Loan Count: 114
Cut-off Date: 2004-05-01
Avg. Loan Balance: $501,862.80
Avg. Orig. Balance: $502,273.88
W.A. FICO*: 719
W.A. Orig. LTV: 67.77%
W.A. Cut-Off LTV: 67.71%
W.A. Gross Coupon: 5.9375%
W.A. Net Coupon: 5.6820%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 4.11%
% over 100 COLTV: 0.00%
% with PMI: 4.11%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 18.15%
W.A. MI Adjusted LTV: 67.05%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.15%
% Conforming: 0.00%

* FICO not available for 4 loans, or 3.3% of the aggregate pool balance.
--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
250,001 - 350,000                   7.18%
----------------------------------------
350,001 - 450,000                  30.11
----------------------------------------
450,001 - 550,000                  25.08
----------------------------------------
550,001 - 650,000                  15.15
----------------------------------------
650,001 - 750,000                  11.22
----------------------------------------
950,001 - 1,050,000                 7.02
----------------------------------------
1,150,001 - 1,250,000               4.25
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $502,273.88
Lowest: $334,000.00
Highest: $1,230,000.00
--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
250,001 - 350,000                   7.18%
----------------------------------------
350,001 - 450,000                  30.11
----------------------------------------
450,001 - 550,000                  25.08
----------------------------------------
550,001 - 650,000                  15.15
----------------------------------------
650,001 - 750,000                  11.22
----------------------------------------
950,001 - 1,050,000                 7.02
----------------------------------------
1,150,001 - 1,250,000               4.25
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $501,862.80
Lowest: $333,659.47
Highest: $1,228,715.80
--------------------------------------------------------------------------------

4.  Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
30 YR FIXED                        98.77%
----------------------------------------
25 YR FIXED                         1.23
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
5.251 - 5.375                       1.08%
----------------------------------------
5.376 - 5.500                       5.66
----------------------------------------
5.501 - 5.625                       4.58
----------------------------------------
5.626 - 5.750                      12.24
----------------------------------------
5.751 - 5.875                      34.18
----------------------------------------
5.876 - 6.000                      23.35
----------------------------------------
6.001 - 6.125                       6.05
----------------------------------------
6.126 - 6.250                       4.30
----------------------------------------
6.251 - 6.375                       3.22
----------------------------------------
6.376 - 6.500                       1.90
----------------------------------------
6.501 - 6.625                       1.97
----------------------------------------
6.626 - 6.750                       1.45
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.938
Lowest: 5.375
Highest: 6.750
--------------------------------------------------------------------------------

7.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           0.82%
----------------------------------------
750 - 799                          21.53
----------------------------------------
700 - 749                          42.28
----------------------------------------
650 - 699                          29.88
----------------------------------------
600 - 649                           2.15
----------------------------------------
N/A                                 3.33
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 719
Lowest: 612
Highest: 800
--------------------------------------------------------------------------------

8.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Purchase                           39.44%
----------------------------------------
Refinance-Rate/Term                32.97
----------------------------------------
Refinance-Cashout                  27.59
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                76.23%
----------------------------------------
PUD Detach                         14.80
----------------------------------------
Condo                               6.10
----------------------------------------
2-Family                            1.58
----------------------------------------
PUD Attach                          1.29
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------------------
Appraisal Method                 Percent
----------------------------------------
2055E                               1.80%
----------------------------------------
2055IE                              1.51
----------------------------------------
FULL                               96.69
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Stated                             51.84%
----------------------------------------
Standard                           26.69
----------------------------------------
No Ratio                           19.52
----------------------------------------
All Ready Home                      1.29
----------------------------------------
Rapid                               0.65
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            83.17%
----------------------------------------
Secondary                           8.93
----------------------------------------
Investor                            7.89
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               95.89%
----------------------------------------
UGIC                                1.52
----------------------------------------
GEMIC                               0.68
----------------------------------------
PMIC                                0.64
----------------------------------------
RMIC                                0.64
----------------------------------------
RGIC                                0.63
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         54.16%
----------------------------------------
Maryland                            5.29
----------------------------------------
Vermont                             4.66
----------------------------------------
Arizona                             4.26
----------------------------------------
Texas                               3.52
----------------------------------------
Other                              28.10
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                30.95%
----------------------------------------
Southern California                69.05
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
92064                               2.15%
----------------------------------------
91011                               2.10
----------------------------------------
93111                               2.05
----------------------------------------
92131                               2.04
----------------------------------------
92679                               1.84
----------------------------------------
Other                              89.83
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method
--------------------------------------------------------------------------------

19. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                  99.32%
----------------------------------------
1                                   0.68
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

22. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
300                                 1.23%
----------------------------------------
360                                98.77
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 359.3 months
Lowest: 300 months
Highest: 360 months
--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
289 - 294                           0.64%
----------------------------------------
295 - 300                           0.59
----------------------------------------
355 - 360                          98.77
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 358.5 months
Lowest: 291 months
Highest: 360 months
--------------------------------------------------------------------------------

24. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  39.05%
----------------------------------------
1 - 6                              60.31
----------------------------------------
7 - 12                              0.64
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 9 months
--------------------------------------------------------------------------------

25. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
25.01 - 30.00                       1.46%
----------------------------------------
30.01 - 35.00                       3.42
----------------------------------------
35.01 - 40.00                       2.92
----------------------------------------
40.01 - 45.00                       0.84
----------------------------------------
45.01 - 50.00                       3.12
----------------------------------------
50.01 - 55.00                       3.39
----------------------------------------
55.01 - 60.00                      11.26
----------------------------------------
60.01 - 65.00                       6.10
----------------------------------------
65.01 - 70.00                      13.54
----------------------------------------
70.01 - 75.00                      19.53
----------------------------------------
75.01 - 80.00                      30.31
----------------------------------------
80.01 - 85.00                       2.17
----------------------------------------
85.01 - 90.00                       1.95
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 67.77%
Lowest: 26.77%
Highest: 90.00%
--------------------------------------------------------------------------------

26. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
25.01 - 30.00                       1.46%
----------------------------------------
30.01 - 35.00                       3.42
----------------------------------------
35.01 - 40.00                       2.92
----------------------------------------
40.01 - 45.00                       0.84
----------------------------------------
45.01 - 50.00                       3.12
----------------------------------------
50.01 - 55.00                       3.39
----------------------------------------
55.01 - 60.00                      11.26
----------------------------------------
60.01 - 65.00                       6.10
----------------------------------------
65.01 - 70.00                      14.18
----------------------------------------
70.01 - 75.00                      18.89
----------------------------------------
75.01 - 80.00                      30.31
----------------------------------------
80.01 - 85.00                       2.17
----------------------------------------
85.01 - 90.00                       1.95
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 67.71%
Lowest: 26.77%
Highest: 89.92%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-05 Group 4
                              15YR - GWAC le 5.375
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $80,339,921.08
Loan Count: 586
Cut-off Date: 2004-05-01
Avg. Loan Balance: $137,098.84
Avg. Orig. Balance: $137,522.29
W.A. FICO*: 741
W.A. Orig. LTV: 57.64%
W.A. Cut-Off LTV: 57.48%
W.A. Gross Coupon: 5.1501%
W.A. Net Coupon: 4.8946%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 3.10%
% over 100 COLTV: 0.00%
% with PMI: 3.10%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 13.08%
W.A. MI Adjusted LTV: 57.11%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.83%
% Conforming: 89.28%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.
--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
*** 50,000                          2.58%
----------------------------------------
50,001 - 150,000                   42.28
----------------------------------------
150,001 - 250,000                  27.63
----------------------------------------
250,001 - 350,000                  13.93
----------------------------------------
350,001 - 450,000                   4.97
----------------------------------------
450,001 - 550,000                   3.04
----------------------------------------
550,001 - 650,000                   2.42
----------------------------------------
650,001 - 750,000                   0.87
----------------------------------------
750,001 - 850,000                   1.05
----------------------------------------
950,001 - 1,050,000                 1.23
----------------------------------------
Total:                            100.00%
----------------------------------------

*** Denotes less than or equal to

Average: $137,522.29
Lowest: $22,869.00
Highest: $990,000.00
--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
*** 50,000                          2.70%
----------------------------------------
50,001 - 150,000                   42.16
----------------------------------------
150,001 - 250,000                  27.63
----------------------------------------
250,001 - 350,000                  13.93
----------------------------------------
350,001 - 450,000                   4.97
----------------------------------------
450,001 - 550,000                   3.04
----------------------------------------
550,001 - 650,000                   2.42
----------------------------------------
650,001 - 750,000                   0.87
----------------------------------------
750,001 - 850,000                   1.05
----------------------------------------
950,001 - 1,050,000                 1.23
----------------------------------------
Total:                            100.00%
----------------------------------------

*** Denotes less than or equal to

Average: $137,098.84
Lowest: $22,869.00
Highest: $986,372.86
--------------------------------------------------------------------------------

4.  Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
15 YR FIXED                        99.29%
----------------------------------------
10 YR FIXED                         0.40
----------------------------------------
13 YR FIXED                         0.31
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
4.126 - 4.250                       0.24%
----------------------------------------
4.251 - 4.375                       0.62
----------------------------------------
4.376 - 4.500                       1.51
----------------------------------------
4.501 - 4.625                       1.76
----------------------------------------
4.626 - 4.750                       3.89
----------------------------------------
4.751 - 4.875                      12.20
----------------------------------------
4.876 - 5.000                      12.80
----------------------------------------
5.001 - 5.125                      10.01
----------------------------------------
5.126 - 5.250                      25.06
----------------------------------------
5.251 - 5.375                      31.91
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.150
Lowest: 4.250
Highest: 5.375
--------------------------------------------------------------------------------

7.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           4.43%
----------------------------------------
750 - 799                          40.96
----------------------------------------
700 - 749                          35.74
----------------------------------------
650 - 699                          17.00
----------------------------------------
600 - 649                           1.87
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 741
Lowest: 620
Highest: 837
--------------------------------------------------------------------------------

8.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                46.43%
----------------------------------------
Refinance-Cashout                  40.88
----------------------------------------
Purchase                           12.69
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                54.92%
----------------------------------------
2-Family                           12.42
----------------------------------------
Condo                               9.31
----------------------------------------
4-Family                            9.17
----------------------------------------
PUD Detach                          6.72
----------------------------------------
PUD Attach                          3.70
----------------------------------------
3-Family                            3.69
----------------------------------------
Condotel                            0.06
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------------------
Appraisal Method                 Percent
----------------------------------------
2055E                               8.57%
----------------------------------------
2055IE                              9.30
----------------------------------------
AVM                                19.87
----------------------------------------
FULL                               62.03
----------------------------------------
Tax Assessment                      0.23
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Reduced                            47.39%
----------------------------------------
Standard                           23.95
----------------------------------------
Stated                             20.87
----------------------------------------
Rapid                               2.96
----------------------------------------
No Ratio                            2.85
----------------------------------------
All Ready Home                      1.98
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Investor                           76.34%
----------------------------------------
Primary                            23.18
----------------------------------------
Secondary                           0.48
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               96.90%
----------------------------------------
RGIC                                1.01
----------------------------------------
GEMIC                               0.90
----------------------------------------
PMIC                                0.52
----------------------------------------
UGIC                                0.44
----------------------------------------
RMIC                                0.16
----------------------------------------
TGIC                                0.08
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         45.25%
----------------------------------------
Florida                             8.35
----------------------------------------
Texas                               4.73
----------------------------------------
Maryland                            4.49
----------------------------------------
North Carolina                      3.78
----------------------------------------
Other                              33.40
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                36.34%
----------------------------------------
Southern California                63.66
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
64063                               2.83%
----------------------------------------
94566                               1.36
----------------------------------------
96712                               1.29
----------------------------------------
95138                               1.05
----------------------------------------
95356                               0.98
----------------------------------------
Other                              92.49
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method
--------------------------------------------------------------------------------

19. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

22. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
120                                 0.40%
----------------------------------------
156                                 0.31
----------------------------------------
180                                99.29
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 179.7 months
Lowest: 120 months
Highest: 180 months
--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
115 - 120                           0.40%
----------------------------------------
121 - 168                           0.31
----------------------------------------
169 - 174                           0.13
----------------------------------------
175 - 180                          99.15
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 179.0 months
Lowest: 119 months
Highest: 180 months
--------------------------------------------------------------------------------

24. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  36.75%
----------------------------------------
1 - 6                              63.25
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 6 months
--------------------------------------------------------------------------------

25. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
*** 20.00                           2.02%
----------------------------------------
20.01 - 25.00                       2.49
----------------------------------------
25.01 - 30.00                       3.31
----------------------------------------
30.01 - 35.00                       4.30
----------------------------------------
35.01 - 40.00                       6.14
----------------------------------------
40.01 - 45.00                       8.29
----------------------------------------
45.01 - 50.00                       6.08
----------------------------------------
50.01 - 55.00                       8.10
----------------------------------------
55.01 - 60.00                      11.27
----------------------------------------
60.01 - 65.00                       9.13
----------------------------------------
65.01 - 70.00                      13.56
----------------------------------------
70.01 - 75.00                       9.23
----------------------------------------
75.01 - 80.00                      12.98
----------------------------------------
80.01 - 85.00                       0.51
----------------------------------------
85.01 - 90.00                       1.96
----------------------------------------
90.01 - 95.00                       0.63
----------------------------------------
Total:                            100.00%
----------------------------------------

*** Denotes less than or equal to

W.A.: 57.64%
Lowest: 8.81%
Highest: 95.00%
--------------------------------------------------------------------------------

26. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
*** 20.00                           2.02%
----------------------------------------
20.01 - 25.00                       2.49
----------------------------------------
25.01 - 30.00                       3.31
----------------------------------------
30.01 - 35.00                       4.30
----------------------------------------
35.01 - 40.00                       6.43
----------------------------------------
40.01 - 45.00                       8.01
----------------------------------------
45.01 - 50.00                       6.08
----------------------------------------
50.01 - 55.00                       8.34
----------------------------------------
55.01 - 60.00                      11.56
----------------------------------------
60.01 - 65.00                       8.90
----------------------------------------
65.01 - 70.00                      13.25
----------------------------------------
70.01 - 75.00                       9.46
----------------------------------------
75.01 - 80.00                      12.75
----------------------------------------
80.01 - 85.00                       0.51
----------------------------------------
85.01 - 90.00                       1.96
----------------------------------------
90.01 - 95.00                       0.63
----------------------------------------
Total:                            100.00%
----------------------------------------

*** Denotes less than or equal to

W.A.: 57.48%
Lowest: 8.77%
Highest: 94.64%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-05 Group 5
                              15YR - GWAC gt 5.375
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $36,976,691.04
Loan Count: 328
Cut-off Date: 2004-05-01
Avg. Loan Balance: $112,733.81
Avg. Orig. Balance: $113,122.81
W.A. FICO*: 733
W.A. Orig. LTV: 56.09%
W.A. Cut-Off LTV: 55.91%
W.A. Gross Coupon: 5.5875%
W.A. Net Coupon: 5.3320%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 4.45%
% over 100 COLTV: 0.00%
% with PMI: 4.45%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 10.79%
W.A. MI Adjusted LTV: 55.48%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.87%
% Conforming: 91.16%

* FICO not available for 1 loans, or 0.1% of the aggregate pool balance.
--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
*** 50,000                          7.87%
----------------------------------------
50,001 - 150,000                   46.36
----------------------------------------
150,001 - 250,000                  22.25
----------------------------------------
250,001 - 350,000                  12.45
----------------------------------------
350,001 - 450,000                   4.25
----------------------------------------
450,001 - 550,000                   2.79
----------------------------------------
550,001 - 650,000                   1.75
----------------------------------------
750,001 - 850,000                   2.28
----------------------------------------
Total:                            100.00%
----------------------------------------

*** Denotes less than or equal to

Average: $113,122.81
Lowest: $18,000.00
Highest: $842,600.00
--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
*** 50,000                          7.87%
----------------------------------------
50,001 - 150,000                   46.77
----------------------------------------
150,001 - 250,000                  21.85
----------------------------------------
250,001 - 350,000                  12.45
----------------------------------------
350,001 - 450,000                   4.25
----------------------------------------
450,001 - 550,000                   2.79
----------------------------------------
550,001 - 650,000                   1.75
----------------------------------------
750,001 - 850,000                   2.28
----------------------------------------
Total:                            100.00%
----------------------------------------

*** Denotes less than or equal to

Average: $112,733.81
Lowest: $17,936.77
Highest: $842,600.00
--------------------------------------------------------------------------------

4.  Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
15 YR FIXED                       100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6. Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
5.376 - 5.500                      56.98%
----------------------------------------
5.501 - 5.625                      28.49
----------------------------------------
5.626 - 5.750                       7.51
----------------------------------------
5.751 - 5.875                       5.28
----------------------------------------
5.876 - 6.000                       0.20
----------------------------------------
6.001 - 6.125                       0.57
----------------------------------------
6.126 - 6.250                       0.45
----------------------------------------
6.376 - 6.500                       0.40
----------------------------------------
6.501 - 6.625                       0.12
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.588
Lowest: 5.500
Highest: 6.625
--------------------------------------------------------------------------------

7.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           7.35%
----------------------------------------
750 - 799                          32.69
----------------------------------------
700 - 749                          34.27
----------------------------------------
650 - 699                          21.43
----------------------------------------
600 - 649                           4.17
----------------------------------------
N/A                                 0.09
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 733
Lowest: 611
Highest: 839
--------------------------------------------------------------------------------

8.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                43.40%
----------------------------------------
Refinance-Cashout                  41.61
----------------------------------------
Purchase                           14.99
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                55.38%
----------------------------------------
Condo                              16.98
----------------------------------------
2-Family                           13.81
----------------------------------------
4-Family                            7.96
----------------------------------------
PUD Detach                          3.53
----------------------------------------
PUD Attach                          1.26
----------------------------------------
3-Family                            0.83
----------------------------------------
Townhouse                           0.27
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------------------
Appraisal Method                 Percent
----------------------------------------
2055E                              10.17%
----------------------------------------
2055IE                              9.62
----------------------------------------
AVM                                24.31
----------------------------------------
FULL                               55.35
----------------------------------------
Tax Assessment                      0.55
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Reduced                            41.72%
----------------------------------------
Standard                           30.50
----------------------------------------
Stated                             15.75
----------------------------------------
No Ratio                            6.82
----------------------------------------
All Ready Home                      4.63
----------------------------------------
Rapid                               0.59
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Investor                           79.13%
----------------------------------------
Primary                            19.46
----------------------------------------
Secondary                           1.42
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               95.55%
----------------------------------------
RGIC                                1.84
----------------------------------------
PMIC                                1.48
----------------------------------------
UGIC                                0.47
----------------------------------------
GEMIC                               0.33
----------------------------------------
RMIC                                0.24
----------------------------------------
TGIC                                0.10
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         51.39%
----------------------------------------
Florida                            12.59
----------------------------------------
Texas                               5.27
----------------------------------------
Georgia                             2.38
----------------------------------------
Arizona                             2.33
----------------------------------------
Other                              26.03
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                33.12%
----------------------------------------
Southern California                66.88
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
90036                               2.87%
----------------------------------------
92067                               2.28
----------------------------------------
33180                               1.75
----------------------------------------
33931                               1.64
----------------------------------------
91306                               1.52
----------------------------------------
Other                              89.93
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method
--------------------------------------------------------------------------------

19. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

22. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
180                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 180.0 months
Lowest: 180 months
Highest: 180 months
--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
169 - 174                           0.44%
----------------------------------------
175 - 180                          99.56
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 179.2 months
Lowest: 173 months
Highest: 180 months
--------------------------------------------------------------------------------

24. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  23.44%
----------------------------------------
1 - 6                              76.21
----------------------------------------
7 - 12                              0.34
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.8 months
Lowest: 0 months
Highest: 7 months
--------------------------------------------------------------------------------

25. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
*** 20.00                           2.61%
----------------------------------------
20.01 - 25.00                       1.57
----------------------------------------
25.01 - 30.00                       4.20
----------------------------------------
30.01 - 35.00                       6.29
----------------------------------------
35.01 - 40.00                       7.94
----------------------------------------
40.01 - 45.00                      10.65
----------------------------------------
45.01 - 50.00                       7.57
----------------------------------------
50.01 - 55.00                       9.14
----------------------------------------
55.01 - 60.00                       5.71
----------------------------------------
60.01 - 65.00                       6.04
----------------------------------------
65.01 - 70.00                      12.21
----------------------------------------
70.01 - 75.00                       7.78
----------------------------------------
75.01 - 80.00                      13.84
----------------------------------------
80.01 - 85.00                       1.33
----------------------------------------
85.01 - 90.00                       2.92
----------------------------------------
90.01 - 95.00                       0.20
----------------------------------------
Total:                            100.00%
----------------------------------------

*** Denotes less than or equal to

W.A.: 56.09%
Lowest: 18.18%
Highest: 95.00%
--------------------------------------------------------------------------------

26. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
*** 20.00                           2.61%
----------------------------------------
20.01 - 25.00                       1.57
----------------------------------------
25.01 - 30.00                       4.40
----------------------------------------
30.01 - 35.00                       6.19
----------------------------------------
35.01 - 40.00                       7.85
----------------------------------------
40.01 - 45.00                      11.02
----------------------------------------
45.01 - 50.00                       7.20
----------------------------------------
50.01 - 55.00                       9.50
----------------------------------------
55.01 - 60.00                       5.49
----------------------------------------
60.01 - 65.00                       6.32
----------------------------------------
65.01 - 70.00                      12.39
----------------------------------------
70.01 - 75.00                       7.17
----------------------------------------
75.01 - 80.00                      13.84
----------------------------------------
80.01 - 85.00                       1.33
----------------------------------------
85.01 - 90.00                       2.92
----------------------------------------
90.01 - 95.00                       0.20
----------------------------------------
Total:                            100.00%
----------------------------------------

*** Denotes less than or equal to

W.A.: 55.91%
Lowest: 18.12%
Highest: 94.66%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
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as appropriate (the "material"), is for your private information, and Banc of
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